Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nyer Medical .Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Mark Dumouchel, President and Chief Executive Officer (Principal Executive Officer) and acting Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/ Mark Dumouchel
Name: Mark Dumouchel
Title:   President and Chief Executive Officer
      (Principal Executive Officer and acting Principal Financial Officer)

November 14, 2008